UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2017

CENVEO, INC.
(Exact Name of Registrant as Specified in Charter)

COLORADO	1-12551	84-1250533
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 FIRST STAMFORD PLACE
STAMFORD, CT		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 595−3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Incentive Plan

On December 5, 2017, the board of directors of Cenveo, Inc. (the “Company”) adopted an incentive compensation plan for fiscal year 2018 (the “Incentive Plan”) that applies to each of the Company’s named executive officers, Robert G. Burton, Sr., Robert G. Burton, Jr., Scott J. Goodwin, Michael G. Burton and Ian R. Scheinmann (each, an “NEO”), as well as certain members of the Company’s senior management team (collectively with the NEOs, the “Participants”).

The Incentive Plan will commence on January 1, 2018. Under the terms of the Incentive Plan, each Participant is eligible to earn quarterly cash payments based on the Company’s achievement of certain quarterly performance goals (the “Target Goal”). Each NEO will receive (i) 75% of his target payment under the Incentive Plan (the “Target Payment”) if the Company achieves 80% of the Target Goal; (ii) 100% of the Target Payment if the Company achieves 100% of the Target Goal; and (iii) 125% of the Target Payment if the Company achieves 133% of the Target Goal. Each NEO’s target bonus under the Incentive Plan is equal to such NEO’s target bonus under the Company’s 2017 annual bonus plan.

The Incentive Plan includes a “catch-up” feature pursuant to which Participants may earn a cumulative payment (reduced by payments previously made under the Incentive Plan) if the Company achieves cumulative performance metrics through the end of the applicable quarter. The Company will determine the performance metrics for 2018 in the future.

Letter Agreements

On December 5, 2017 the board of directors of the Company approved, and on December 7, 2017 the Company entered into, certain letter agreements (collectively, the “Letter Agreements”) with each of the NEOs and certain of the other Participants.

Under the Letter Agreements, each of the NEOs will receive a one-time cash payment equal to 40% with respect to Mr. Burton, Sr. and 60% with respect to the other NEOs’ current annual base salary (the “Retention Bonus”), and certain other Participants will receive varying percentages. Each Participant (including, for the avoidance of doubt, each NEO) is required to repay the after tax value of the Retention Bonus (as defined in the Letter Agreements) if the Participant’s employment is terminated before December 31, 2018 for any reason other than (i) if the Participant resigns with Good Reason (as defined in the Letter Agreements), (ii) by the Company without Cause (as defined in the Letter Agreements) or (iii) upon the death or disability of the Participant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2017                             CENVEO, INC.

By:	/s/ Scott J. Goodwin
Scott J. Goodwin
Chief Financial Officer